Exchangeable Senior Notes	12 Months Ended
Dec. 31, 2016
Text Block [Abstract]
Exchangeable Senior Notes

Note 18—Exchangeable Senior Notes

PMC issued in a private offering $250 million aggregate principal amount of Exchangeable Notes due May 1, 2020. The Exchangeable Notes bear interest at a rate of 5.375% per year, payable semiannually. The Exchangeable Notes are exchangeable into common shares of the Company at a rate of 33.8667 common shares per $1,000 principal amount of the Exchangeable Notes as of December 31, 2016, which is an increase over the initial exchange rate of 33.5149. The increase in the calculated exchange rate was the result of quarterly cash dividends exceeding the quarterly dividend threshold amount of $0.57 per share in prior reporting periods, as provided in the related indenture.

Following is financial information relating to the Exchangeable Notes:

	Year ended December 31,
	2016	2015	2014
	(in thousands)
Weighted-average UPB	$250,000	$250,000	$250,000
Interest expense (1)	$14,473	$14,413	$14,358

(1)	Total interest expense includes amortization of debt issuance costs of $1.0 million, $975,000, and $920,000 for the years ended December 31, 2016, 2015 and 2014, respectively.

	December 31,
	2016	2015
	(in thousands)
Carrying value:
UPB	$250,000	$250,000
Unamortized debt issuance costs	(3,911)	(4,946)
	$246,089	$245,054